                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

            Benefit Plan                        Number of Shares
            ------------                        ----------------
      Lucent Technologies Inc. 1996
      Long Term Incentive Program                  25,000,000

      Lucent Technologies Inc. 1998
      Global Stock Option Plan                     18,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of September, 1998.


                                    By: /s/ Paul A. Allaire
                                    Name:  Paul A. Allaire
                                    Title: Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

            Benefit Plan                        Number of Shares
            ------------                        ----------------
      Lucent Technologies Inc. 1996
      Long Term Incentive Program                  25,000,000

      Lucent Technologies Inc. 1998
      Global Stock Option Plan                     18,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of September, 1998.



                                    By: /s/ Carla A. Hills
                                    Name:  Carla A. Hills
                                    Title: Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

            Benefit Plan                        Number of Shares
            ------------                        ----------------
      Lucent Technologies Inc. 1996
      Long Term Incentive Program                  25,000,000

      Lucent Technologies Inc. 1998
      Global Stock Option Plan                     18,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of September, 1998.


                                     By: /s/ Drew Lewis
                                     Name:  Drew Lewis
                                     Title: Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

            Benefit Plan                        Number of Shares
            ------------                        ----------------
      Lucent Technologies Inc. 1996
      Long Term Incentive Program                  25,000,000

      Lucent Technologies Inc. 1998
      Global Stock Option Plan                     18,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of September, 1998.


                                    By: /s/ Richard A. McGinn
                                    Name:  Richard A. McGinn
                                    Title: Chairman of the Board
                                           and Chief Executive
                                           Officer

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

            Benefit Plan                        Number of Shares
            ------------                        ----------------
      Lucent Technologies Inc. 1996
      Long Term Incentive Program                  25,000,000

      Lucent Technologies Inc. 1998
      Global Stock Option Plan                     18,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of September, 1998.


                                    By: /s/ Paul H. O'Neill
                                    Name:  Paul H. O'Neill
                                    Title: Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

            Benefit Plan                        Number of Shares
            ------------                        ----------------
      Lucent Technologies Inc. 1996
      Long Term Incentive Program                  25,000,000

      Lucent Technologies Inc. 1998
      Global Stock Option Plan                     18,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of September, 1998.


                                    By: /s/ Donald S. Perkins
                                    Name:  Donald S. Perkins
                                    Title: Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

            Benefit Plan                        Number of Shares
            ------------                        ----------------
      Lucent Technologies Inc. 1996
      Long Term Incentive Program                  25,000,000

      Lucent Technologies Inc. 1998
      Global Stock Option Plan                     18,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of September, 1998.


                                    By: /s/ Henry B. Schacht
                                    Name:  Henry B. Schacht
                                    Title: Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

            Benefit Plan                        Number of Shares
            ------------                        ----------------
      Lucent Technologies Inc. 1996
      Long Term Incentive Program                  25,000,000

      Lucent Technologies Inc. 1998
      Global Stock Option Plan                     18,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of September, 1998.


                                    By: /s/ Franklin A. Thomas
                                    Name:  Franklin A. Thomas
                                    Title: Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

            Benefit Plan                        Number of Shares
            ------------                        ----------------
      Lucent Technologies Inc. 1996
      Long Term Incentive Program                  25,000,000

      Lucent Technologies Inc. 1998
      Global Stock Option Plan                     18,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 1998.


                                    By: /s/ John A. Young
                                    Name:  John A. Young
                                    Title: Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

            Benefit Plan                        Number of Shares
            ------------                        ----------------
      Lucent Technologies Inc. 1996
      Long Term Incentive Program                  25,000,000

      Lucent Technologies Inc. 1998
      Global Stock Option Plan                     18,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 1998.


                                    By: /s/ Donald K. Peterson
                                    Name:  Donald K. Peterson
                                    Title: Executive Vice
                                           President and Chief
                                           Financial Officer

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

            Benefit Plan                        Number of Shares
            ------------                        ----------------
      Lucent Technologies Inc. 1996
      Long Term Incentive Program                  25,000,000

      Lucent Technologies Inc. 1998
      Global Stock Option Plan                     18,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of September, 1998.



                                    By: /s/ James S. Lusk
                                    Name:  James S. Lusk
                                    Title: Vice President and
                                           Controller